August 1, 2008

STRATEGIC FUNDS, INC. — SYSTEMATIC INTERNATIONAL EQUITY FUND

Supplement to Prospectus dated March 1, 2008

The following information supersedes and replaces any contrary information contained in the section of the Fund's Prospectus entitled "Management":

Investment decisions for the fund are made by MCM's International Portfolio Management Team, which has managed the fund since the fund's inception. The team members are Robert A. Wilk, Skender Cilka, Jocelin Reed and Peter Goslin. Mr. Wilk is chief investment officer, senior vice president, principal officer and chairman of the investment management committee for MCM. Mr. Wilk has been employed by MCM since 1990. Mr. Cilka joined MCM as a portfolio manager in June 2007, after having been an investment platform analyst at Citigroup Asset Management since 2002. Ms. Reed is a director and senior portfolio manager for MCM and has been employed by MCM since October 1996. Mr. Goslin is vice president and senior portfolio manager for MCM and has been employed by MCM since August 1999.

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